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Exhibit  10.48

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement, dated as of March 4, 2004, shall serve to amend the Securities Purchase Agreement (the
"Agreement"), dated as of November 25, 2003, by and among Conectisys Corporation, a Colorado corporation (the "Company"), with its headquarters located at 24730 Avenue Tibbitts, Suite 130, Valencia, California 91355, and each of the Buyers set forth in the Agreement.

1. The undersigned parties hereby agree to amend Section 1(d) of the Agreement to provide that the Buyers will fund $250,000 on the date hereof, instead of the final $50,000 to be funded as provided in the Agreement.

2. The Company agrees to use the proceeds of the funding referred to in Paragraph 1 as set forth on Schedule A hereto.

3. All other provisions of the Agreement shall remain in full force and effect.


[Signature Page Follows]

ACCEPTED AND AGREED:

CONECTISYS CORPORATION


By:/S/ ROBERT A. SPIGNO
        Robert A. Spigno
        Chief Executive Officer


AJW PARTNERS, LLC
By: SMS Group, LLC


By:/S/ COREY S. RIBOTSKY
        Corey S. Ribotsky
        Manager


AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:/S/ COREY S. RIBOTSKY
Corey S. Ribotsky
Manager


AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By:/S/ COREY S. RIBOTSKY
Corey S. Ribotsky
        Manager